Exhibit 10.7

Pursuant to 17 CFR 240.24-b, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange

Commission pursuant to a Confidential Treatment Application filed with the Commission

Amendment No:2 to Statement of Work #

SBSS Integration Support

This Amendment of SBSS Integration Support SOW is made this      day of December 2008 by and between Elektrobit Inc. (“Elektrobit” or “EB”) and TerreStar Networks Inc. (“TerreStar” or “TSN”) for the on-site support of Hughes SBSS Integration activities, and is governed by the Master Development and Licensing Agreement between Elektrobit and TerreStar dated August 10, 2007 (“Agreement”).

1 Period of Performance

Terrestar has requested to extend SBSS Integration support SOW with extra working period of [***] months, starting on or around [***] and ending on or [***].

2 Project Overview

The main objectives for extended working period are:

[***]

3 Schedule

Milestones	Target Date
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

4 Acceptance of Deliverables

Additionally, TerreStar reserves the right to terminate the SOW at Milestone [***].

5 Pricing and Payment

If TerreStar terminates this SOW at Milestone [***], Terrestar will pay EB a prorated amount of the price listed in Section 5.1 below.

Amendment No: 1 of SBSS Integration Support SOW 12 December 2008	Page 1 of 2

5.1 Pricing

EB will perform the Services set forth in the SOW on a hourly rate basis:

•	The hourly rate for one EB personnel assigned to the project will be $[***] per hour.

•

Travel, daily allowances, possible overtime work and accommodation expenses shall be authorized by Terrestar in advance. Expenses will be invoiced to Terrestar at Elektrobit’s actual costs plus a [***]% administrative fee.

Phase	Description	Total
[***]	[***]	$	[***]
[***]	[***]	$	[***]
	[***]	$	[***]
Not to exceed amount			$76,496

TerreStar Networks Inc.		Elektrobit, Inc.

By:	/s/ David Marshack	By:	/s/ Vesa Raudaskoski
Name:	David Marshack	Name:	Vesa Raudaskoski
Title:	SVP	Title:	President
Date:	January 29, 2009	Date:	February 5, 2009

Amendment No: 1 of SBSS Integration Support SOW 12 December 2008	Page 2 of 2